Exhibit 10.81

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT (this “Amendment”), dated and effective as of October 13, 2015, is made by and between UNILIFE CORPORATION (“Unilife”), and MICHAEL C. RATIGAN (“Ratigan”).

WHEREAS, Unilife and Ratigan have entered into a letter agreement, dated as of August 29, 2012 (the “Agreement”), as amended by an agreement dated September 10, 2015, in connection with Ratigan’s employment by Unilife;

WHEREAS, the Agreement provides that Unilife and Ratigan may amend the Agreement by mutual agreement in writing; and

WHEREAS, Unilife and Ratigan desire to amend the Agreement as set forth herein; and

WHEREAS, in consideration for Ratigan’s continued employment, Unilife and Ratigan desire to continue Ratigan’s employment subject to the terms set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual benefits to be derived herefrom and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.The Agreement is amended to add the following paragraph:

Notwithstanding the foregoing, effective with Unilife’s payroll ending October 9, 2015 and through December 31, 2015, Ratigan’s base salary payable during such period shall be reduced by fifty percent (50%).  Effective January 1, 2016, Ratigan shall again be entitled to his base salary payable in accordance with Unilife’s standard payroll practices.

2.Capitalized terms not defined herein shall have the meaning set forth in the Agreement.  This Amendment contains the entire agreement between the parties concerning the subject matter of this Amendment and supersedes any prior agreements or understandings between the parties concerning the subject matter of this Amendment, whether oral or written.  The parties acknowledge, in entering into this Amendment that they have not relied upon any promise or inducement not specifically set forth herein.  All other provisions of the Agreement and any prior amendments not modified or amended by this Amendment shall continue in full force and effect.

3.This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

<signature page follows>

DM3\3577814.1

IN WITNESS HEREOF, and wishing to be legally bound, Unilife has caused this Amendment to be executed by its duly authorized officer, and Ratigan has executed this Amendment, in each case on the date first set forth above.

UNILIFE CORPORATION

By:	/s/ John Ryan
Title:	SVP, GC & Sec

MICHAEL C. RATIGAN

/s/ Michael C. Ratigan
SVP & CCO

2

DM3\3577814.1